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                                                                     EXHIBIT 23

                       Consent of Independent Accountants

     We hereby consent to the incorporation by reference in the Registration Statements of Leggett & Platt, Incorporated, listed below, of our report dated January 30, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


1. Post-Effective Amendment No. 1 to Form S-8, Registration No. 33-15441, filed August 29, 1989.
2.   Form S-8, Registration No. 33-44224, filed November 27, 1991.
3.   Form S-8, Registration No. 33-45334, filed January 27, 1992.
4.   Form S-8, Registration No. 33-45335, filed January 27, 1992.
5.   Form S-8, Registration No. 33-45336, filed January 27, 1992.
6. Post-Effective Amendment No. 1 to Form S-8, Registration No. 33-45334, filed June 26, 1992.
7.   Form S-8, Registration No. 33-67910, filed August 26, 1993.
8.   Form S-8, Registration No. 33-54339, filed June 28, 1994.
9.   Form S-8, Registration No. 33-54431, filed July 1, 1994.
10.  Form S-8, Registration No. 333-69073, filed December 17, 1998.
11.  Form S-8, Registration No. 333-35280, filed April 20, 2000.
12.  Form S-8, Registration No. 333-45074, filed September 1, 2000.
13.  Form S-8, Registration No. 333-46952, filed September 29, 2000.
14.  Form S-3, Registration No. 333-90443, filed November 5, 1999.
15. Pre-Effective Amendment No. 1 to Form S-3, Registration No. 333-90443, filed November 15, 1999.
16. Post-Effective Amendment No. 1 to Form S-3, Registration No. 333-90443, filed December 23, 1999.
17. Post-Effective Amendment No. 2 to Form S-3, Registration No. 333-90443, filed February 3, 2000.
18. Post-Effective Amendment No. 3 to Form S-3, Registration No. 333-90443, filed February 9, 2000.
19. Form S-3, Registration No. 333-51164, filed December 1, 2000 (also Post-Effective Amendment No. 4 to Form S-3, Registration No. 333-90443).
20. Pre-Effective Amendment No. 1 to Form S-3, Registration No. 333-51164, filed December 14, 2000 (also Post-Effective Amendment No. 5 to Form S-3, Registration No. 333-90443).
21. Post-Effective Amendment No. 1 to Form S-8, Registration No. 33-54431, filed December 12, 2001.
22.  Form S-8, Registration No. 333-74960, filed December 12, 2001.
23.  Form S-8, Registration No. 333-60494, filed May 9, 2001.
24.  Form S-8, Registration No. 333-82524, filed February 11, 2002.


/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
St. Louis, Missouri

March 28, 2002